Aetna Life Insurance and Annuity Company
                           Variable Annuity Account B
                           Variable Annuity Account C
                           Variable Annuity Account G

                       Aetna Insurance Company of America
                           Variable Annuity Account I

                        Supplement dated August 21, 2000

The information in this Supplement updates and amends certain information contained in the Prospectuses, Statements of Additional Information and Contract Prospectus Summaries. You should read this Supplement along with the applicable Prospectus, Statement of Additional Information and Contract Prospectus Summary.

Aetna Inc. ("Aetna"), the ultimate parent company of Aetna Life Insurance and Annuity Company ("ALIAC") and Aetna Insurance Company of America ("AICA"), has entered into an agreement to sell certain of its businesses, including ALIAC and AICA, to ING Groep N.V., an integrated financial services provider. Consummation of the transaction is subject to a number of contingencies, including receipt of required shareholder, regulatory and other consents and approvals and other closing conditions. Aetna has said that its goal is to close the transaction by the end of 2000.

Following the close of the transaction, ALIAC and AICA will each continue to be responsible for all contracts issued by it.




X.ING-00
C00-0814-019                                                         August 2000